SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 21, 2004


                   Universal Stainless & Alloy Products, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    000-25032                 25-1724540
 ----------------------------        ------------          --------------------
 (State or other jurisdiction        (Commission            (IRS Employer
  of incorporation)                  File Number)           Identification No.)


             600 Mayer Street, Bridgeville, Pennsylvania      15017
            ---------------------------------------------   ----------
               (Address of principal executive offices)     (Zip code)


       Registrant's telephone number, including area code: (412) 257-7600

Item 12.      Results of Operations and Financial Condition

              On July 21, 2004, Universal Stainless and Alloy Products, Inc. issued a press release regarding its earnings for the second quarter ended June 30, 2004. A copy of the press release is attached hereto.

              The information in this Current Report on Form 8-K, including the attached press release, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.


                                     By: /s/ Richard M. Ubinger
                                         -------------------------------------
                                         Vice President of Finance,
                                         Chief Financial Officer and Treasurer


Dated:  July 21, 2004

                                [GRAPHIC OMITTED]

                   Universal Stainless & Alloy Products, Inc.
               600 Mayer Street o Bridgeville, Pennsylvania 15017

                                CONTACTS: Richard M. Ubinger
                                          Vice President of Finance,
                                          Chief Financial Officer and Treasurer
                                          (412) 257-7606
FOR IMMEDIATE RELEASE
---------------------
                                          Comm-Partners LLC
                                          June Filingeri
                                          (203) 972-0186

        UNIVERSAL STAINLESS REPORTS EPS OF $0.25 FOR 2004 SECOND QUARTER
           - Dunkirk operation attains operating income of $651,000 on
                            $8.0 million in sales -

          BRIDGEVILLE, PA, July 21, 2004 -- Universal Stainless & Alloy Products, Inc. (Nasdaq: USAP) today reported second quarter 2004 sales of $29.0 million and net income of $1.6 million, or $0.25 per diluted share. These results represent sales at a near record level and EPS ahead of the projected range of $0.15 to $0.20. Sales increased 72% from the second quarter of 2003 and 36% from the first quarter of 2004. Second quarter 2004 net income showed a strong turnaround from the net loss of $440,000, or $0.07 per diluted share, in the year ago period and was greatly improved from the net income of $227,000 or $0.04 per diluted share reported in the 2004 first quarter.

          Commenting  on the results,  President  and CEO Mac  McAninch  stated:
"Business is good across all the markets we serve. Our sales to service centers, rerollers and forgers in the 2004 second quarter demonstrated substantial growth over the prior quarter and year over year. Our strong financial performance resulted from greater demand for our higher value-added niche products. This was reflected in higher shipments of aerospace, power generation, petrochemical and tool steel products, which were up 42%, 56%, 63% and 18%, respectively, over the first quarter of 2004 and even more substantially over the prior year."

          Mr. McAninch added: "The improvement in our profitability company-wide in the second quarter was also due to the price increases we have implemented to offset unprecedented raw material cost increases as well as higher energy and manufacturing supply costs. In addition, the improvement in the second quarter was due to the efforts of our employees at each operating location to respond to customer needs in a time of high demand."

USAP REPORTS STRONG 2004 SECOND QUARTER                        - Page 2 -

Segment Review
--------------

          In the second quarter of 2004, the Universal Stainless & Alloy Products segment had sales of $25.1 million and operating income of $1.9 million. This compares with sales of $14.5 million and an operating loss of $255,000 in the second quarter of 2003 and sales of $18.8 million and operating income of $401,000 in the first quarter of 2004. The strong growth reflected increased sales to all customer categories, including sales of reroll product to Dunkirk, both year over year and sequentially. Increased shipments, combined with improved pricing, led to greater profitability.

          The Dunkirk Specialty Steel segment reported record sales of $8.0 million and operating income of $651,000. This compares with sales of $5.4 million and an operating loss of $374,000 in the second quarter of 2003 and sales of $6.7 million and operating income of $34,000 in the prior quarter. Dunkirk's top line growth mainly reflected increased sales to service centers while its total sales volume allowed further reductions in the manufacturing cost of products sold, leading to the substantial improvement in its profitability.

Business Outlook
----------------

The following statements are based on the Company's current expectations. These statements are forward-looking, and actual results may differ materially.

          The Company estimates that third quarter 2004 sales will range from $30 to $35 million and that diluted EPS will range from $0.30 to $0.35. In the third quarter of 2003, sales were $18.6 million and the Company incurred a net loss per diluted share of $0.02.

          The following factors were considered in developing these estimates:

o The Company's total backlog at June 30, 2004 approximated $49 million compared to $37 million at March 31, 2004, reflecting strength in all of the Company's niche markets.

o The third quarter results are expected to benefit from capital improvements implemented in the second quarter, including the addition of annealing furnaces for ingot, billet and bar products. The addition of a reheat furnace is scheduled to be completed in August and is expected to increase the throughput of the Bridgeville blooming mill with its full benefit expected in the 2004 fourth quarter.

o Sales from the Dunkirk Specialty Steel segment are expected to approximate $9 million due to strong customer demand. Further sales growth is expected when additional reroll product is available from the Bridgeville operation.

          Mr. McAninch concluded: "The recent capital investments we have made will enable us to respond more quickly to customer needs which we expect will remain strong through the balance of the year."

USAP REPORTS STRONG 2004 SECOND QUARTER                            - Page 3 -

Webcast
-------

          A simultaneous Webcast of the Company's conference call discussing the 2004 second quarter and the third quarter 2004 outlook, scheduled at 10:00 a.m. (Eastern) today, will be available on the Company's website at www.univstainless.com, and thereafter archived on the website. A telephone replay of the conference call will be available beginning at 12:00 noon (Eastern) today, continuing through July 28th. It can be accessed by dialing 706-645-9291, passcode 8565498. This is a toll call.

About Universal Stainless & Alloy Products, Inc.
------------------------------------------------

          Universal Stainless & Alloy Products, Inc., headquartered in Bridgeville, Pa., manufactures and markets a broad line of semi-finished and finished specialty steels, including stainless steel, tool steel and certain other alloyed steels. The Company's products are sold to original equipment manufacturers, service centers, forgers, rerollers and wire redrawers.

Forward-Looking Information Safe Harbor
---------------------------------------

Except for historical information contained herein, the statements in this release are forward-looking statements that are made pursuant to the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with the receipt, pricing and timing of future customer orders, risks associated with significant fluctuations that may occur in raw material and energy prices, risks associated with the manufacturing process and production yields, risks related to property, plant and equipment and risks related to the ultimate outcome of the Company's current and future litigation matters. Certain of these risks and other risks are described in the Company's filings with the Securities and Exchange Commission (SEC) over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

                           - FINANCIAL TABLES FOLLOW -


                       UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.
                                  FINANCIAL HIGHLIGHTS
                  (Dollars in thousands, except per share information)
                                       (Unaudited)

                          CONSOLIDATED STATEMENT OF OPERATIONS

                                            For the Quarter Ended   For the Six-Months Ended
                                                   June 30,                 June 30,
                                             2004           2003        2004         2003
                                             ----           ----        ----         ----
Net Sales
---------
Stainless steel                            $ 22,889     $  12,612    $  39,057     $  23,849
Tool steel                                    3,743         2,599        6,908         4,500
High-strength low alloy steel                 1,064           668        1,925         1,339
High-temperature alloy steel                    612           625        1,322         1,142
Conversion services                             596           265          928           598
Other                                           122            68          193           109
                                             ------       -------      -------       -------
Total net sales                              29,026        16,837       50,333        31,537
Cost of products sold                        24,531        15,941       43,875        30,621
Selling and administrative expenses           1,947         1,525        3,475         2,918
                                             ------       -------      -------       -------
Operating income (loss)                       2,548          (629)       2,983        (2,002)
Interest expense                               (106)          (94)        (194)         (189)
Other income                                      3            23           11            50
                                             ------       -------      -------       -------
Income (loss) before taxes                    2,445          (700)       2,800        (2,141)
Income tax provision (benefit)                  879          (260)       1,007        (1,118)
                                             ------       -------      -------       -------
Net income (loss)                          $  1,566     $    (440)   $   1,793     $  (1,023)
                                             ======       =======      =======       =======

Earnings (loss) per share - Basic          $   0.25     $   (0.07)   $    0.28    $    (0.16)
                                             ======       =======      =======       =======
Earnings (loss) per share - Diluted        $   0.25     $   (0.07)   $    0.28    $    (0.16)
                                             ======       =======      =======       =======

Weighted average shares of
Common Stock outstanding

  Basic                                   6,299,579     6,284,691    6,297,816     6,284,665
  Diluted                                 6,355,148     6,284,691    6,345,591     6,284,665

---------------------------------------------------------------------------------------------

                                MARKET SEGMENT INFORMATION

                                           For the Quarter Ended     For the Six-Months Ended
                                                  June 30,                   June 30,
                                             2004           2003        2004          2003
                                             ----           ----        ----          ----
Net Sales
---------
Service centers                            $ 12,267     $   7,905    $  22,173    $   14,855
Rerollers                                     8,187         4,240       12,257         8,039
Forgers                                       5,133         2,355        8,949         4,002
Original equipment manufacturers              1,904         1,372        3,838         2,421
Wire redrawers                                  843           640        2,039         1,520
Conversion services                             596           265          928           598
Other                                            96            60          149           102
                                             ------       -------      -------        ------
Total net sales                            $ 29,026     $  16,837    $  50,333    $   31,537
                                             ======       =======      =======        ======
Tons shipped                                 12,131         8,645       21,197        16,058
                                             ======       =======      =======        ======



                                BUSINESS SEGMENT RESULTS

Universal Stainless & Alloy Products Segment

                                             For the Quarter Ended      For the Six-Months Ended
                                                    June 30,                    June 30,
                                                2004        2003           2004           2003
                                                ----        ----           ----           ----
Net Sales
---------
Stainless steel                            $  16,376     $    7,949     $   27,096     $  15,060
Tool steel                                     3,668          2,413          6,747         4,180
High-strength low alloy steel                    399            464            812           871
High-temperature alloy steel                     525            547          1,075         1,025
Conversion services                              475            198            724           508
Other                                            106             61            152            94
                                             -------        -------        -------       -------
                                              21,549         11,632         36,606        21,738
Intersegment                                   3,515          2,867          7,721         5,162
                                             -------        -------        -------       -------
Total net sales                               25,064         14,499         44,327        26,900
Material cost of sales                         8,390          5,244         18,924         9,640
Operation cost of sales                       13,446          8,512         20,743        16,371
Selling and administrative expenses            1,331            998          2,362         1,918
                                             -------        -------        -------       -------
Operating income (loss)                    $   1,897     $     (255)    $    2,298     $  (1,029)
                                             =======        =======        =======       =======


Dunkirk Specialty Steel Segment

                                             For the Quarter Ended      For the Six-Months Ended
                                                    June 30,                    June 30,
                                              2004           2003          2004          2003
                                              ----           ----          ----          ----
Net Sales
---------
Stainless steel                            $   6,513     $    4,663     $   11,961     $   8,789
Tool steel                                        75            186            161           320
High-strength low alloy steel                    665            204          1,113           468
High-temperature alloy steel                      87             78            247           117
Conversion services                              121             67            204            90
Other                                             16              7             41            15
                                             -------        -------        -------       -------
                                               7,477          5,205         13,727         9,799
Intersegment                                     558            190          1,053           380
                                             -------        -------        -------       -------
Total net sales                                8,035          5,395         14,780        10,179
Material cost of sales                         3,902          2,941          7,379         5,553
Operation cost of sales                        2,866          2,301          5,603         4,599
Selling and administrative expenses              616            527          1,113         1,000
                                             -------        -------        -------       -------
Operating income (loss)                    $     651     $     (374)    $      685     $    (973)
                                             =======        =======        =======       =======



                           CONSOLIDATED BALANCE SHEET


                                                  June 30,       December 31,
                                                     2004               2003
                                                     ----               ----
Assets
------
Cash                                            $     369          $   4,735
Accounts receivable, net                           19,548             12,690
Inventory                                          30,578             22,281
Other current assets                                3,941              4,285
                                                  -------            -------
Total current assets                               54,436             43,991
Property, plant & equipment, net                   39,805             40,176
Other assets                                          732                758
                                                  -------            -------
Total assets                                    $  94,973          $  84,925
                                                  =======            =======
Liabilities and Stockholders' Equity
------------------------------------
Accounts payable                                $  10,939          $   6,792
Bank overdrafts                                       305                813
Accrued employment costs                            1,740                833
Current portion of long-term debt                   1,928              1,944
Other current liabilities                           1,550                195
                                                  -------            -------
Total current liabilities                          16,462             10,577
Bank revolver                                       3,167                 --
Long-term debt                                      4,632              5,599
Deferred taxes                                      9,397              9,313
                                                  -------            -------
Total liabilities                                  33,658             25,489
Stockholders' equity                               61,315             59,436
                                                  -------            -------
Total liabilities and stockholders' equity      $  94,973          $  84,925
                                                  =======            =======



                    CONSOLIDATED STATEMENT OF CASH FLOW DATA
                        For the Six-Months Ended June 30,

                                                         2004                2003
                                                         ----                ----
Cash flows from operating activities:
  Net income (loss)                                   $    1,793          $   (1,023)
  Adjustments to reconcile to net cash
    provided by operating activities:
      Depreciation and amortization                        1,571               1,571
      Deferred taxes                                          84                 145
      Tax benefit from exercise of stock options               3                   -
  Changes in assets and liabilities:
      Accounts receivable, net                            (6,858)               (797)
      Inventory                                           (8,297)                780
      Trade accounts payable                               4,147               1,776
      Accrued employment costs                               907                 (13)
      Refundable taxes                                         -                (265)
      Other, net                                           1,720                 839
                                                        --------            --------
Cash flow from (due to) operating activities              (4,930)              3,013
                                                        --------            --------
Cash flow from investing activities:
  Capital expenditures                                    (1,195)               (191)
                                                        --------            --------
Cash flow due to investing activities                     (1,195)               (191)
                                                        --------            --------
Cash flows from financing activities:
  Net borrowings under revolving line of credit            3,167                   -
  Proceeds from deferred loan agreement                        -                 200
  Repayments of long-term debt                              (983)               (959)
  Net change in bank overdrafts                             (508)                641
  Proceeds from issuance of common stock                      83                  25
                                                        --------            --------
Cash flow from (due to) financing activities               1,759                 (93)
                                                        --------            --------
    Net cash flow                                     $   (4,366)         $    2,729
                                                        ========            ========
